                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------


                               AMENDMENT NO. 2 TO
                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 20, 2001

                            ------------------------

                          ORBITAL SCIENCES CORPORATION


               DELAWARE                                  0-18287                               06-1209561
       (State of incorporation)                  (Commission File Number)              (I.R.S. Employer I.D. No.)


                            21700 ATLANTIC BOULEVARD
                             DULLES, VIRGINIA 20166
                                 (703) 406-5000
                          (Address and telephone number
                         of principal executive offices)

ITEM 2.           DISPOSITION OF ASSETS

     As previously reported on Forms 8-K and 8-K/A filed with the Securities and Exchange Commission on June 12, 2001 and June 14, 2001, respectively, a wholly owned subsidiary of Orbital Sciences Corporation (the "company"), MDA Holdings Corporation ("MDA Holdings"), sold 12,350,000 common shares of the company's Canadian subsidiary, MacDonald, Dettwiler and Associates, Ltd. ("MDA"), to a group of Canadian institutional and private equity investors. In connection with that transaction, MDA Holdings also granted certain of the purchasers an option to purchase its remaining 5,650,000 shares in MDA. Through June 26, 2001, MDA Holdings had sold 4,000,000 additional MDA shares in connection with the exercises of the option. The option has been exercised for the remaining 1,650,000 shares and the company expects the closing on the sale of these 1,650,000 shares to occur on or about July 17, 2001.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

                (a)     Not applicable.

                (b)     Pro Forma Financial Information

                The unaudited pro forma condensed consolidated financial statements reflect the sale of the entire 18,000,000 common shares of MDA as described under Item 2 above.

                The unaudited pro forma condensed consolidated financial statements illustrate the deconsolidation of MDA. The unaudited pro forma condensed consolidated balance sheet reflects the financial position of the company after giving effect to the sales as if they had occurred on March 31, 2001. The unaudited pro forma condensed consolidated statements of operations for the quarter ended March 31, 2001 and for the year ended December 31, 2000 give effect to the disposition as if it had occurred on January 1, 2000. The pro forma statements of operations do not give effect to the non-recurring gain directly attributable to the transaction and exclude the impact of discontinued operations. In addition, the pro forma statements do not present the pro forma impact of the repayment of approximately $111,667,000 of debt concurrent with the disposition of MDA.

                The unaudited pro forma condensed consolidated financial statements of Orbital as of March 31, 2001 and for the quarter ended March 31, 2001 and for the year ended December 31, 2000, include the following:

                (i) Unaudited pro forma condensed consolidated balance sheet as of March 31, 2001;

                (ii) Unaudited pro forma condensed consolidated statement of operations for the quarter ended March 31, 2001;

                (iii) Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2000; and

                (iv) Notes to unaudited pro forma condensed consolidated financial statements.


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




                          ORBITAL SCIENCES CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2001
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                         PRO FORMA
                                                                      HISTORICAL        ADJUSTMENTS    NOTES      PRO FORMA
                                                                     -------------     --------------  -----   ----------------
ASSETS
------
CURRENT ASSETS:
   Cash and cash equivalents                                         $   22,138        $  153,938     (a),(b)  $  176,076
   Restricted cash and short-term investments, at market                  6,838            (1,569)        (a)       5,269
   Receivables, net                                                     192,743           (65,553)        (a)     127,190
   Inventories, net                                                      69,741            (3,715)        (a)      66,026
   Current assets of discontinued operations, net                        13,650                 -                  13,650
   Deferred income taxes and other current assets                        25,104           (18,729)        (a)       6,375
                                                                     -------------     --------------          ----------------
    TOTAL CURRENT ASSETS                                                330,214            64,372                 394,586
                                                                     -------------     --------------          ----------------
NON-CURRENT ASSETS OF DISCONTINUED OPERATIONS, NET                       52,285                                    52,285
PROPERTY, PLANT AND EQUIPMENT, at cost, less accumulated
depreciation and amortization                                           127,548           (33,842)        (a)      93,706
INVESTMENTS IN AND ADVANCES TO AFFILIATES                                 2,152            (2,152)        (a)          --
GOODWILL, less accumulated amortization                                 214,715          (100,338)        (a)     114,377
DEFERRED INCOME TAXES AND OTHER ASSETS                                   42,390           (33,099)        (a)       9,291
                                                                     -------------     --------------          ----------------
     TOTAL ASSETS                                                     $ 769,304         $ (105,059)            $  664,245
                                                                     =============     ==============          ================

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES:
   Short-term borrowings and current portion of long-term
     obligations                                                     $  137,296         $  (2,076)        (a)  $  135,220
   Accounts payable and accrued expenses                                205,489           (50,829)        (a)     154,660
   Deferred revenues                                                    136,793           (72,232)        (a)      64,561
                                                                     --------------    --------------          ----------------
   TOTAL CURRENT LIABILITIES                                            479,578          (125,137)                354,441
                                                                     --------------    --------------          ----------------
LONG-TERM OBLIGATIONS, net of current portion                           186,935           (50,278)        (a)     136,657
RECOGNIZED LOSSES IN EXCESS OF INVESTMENT IN AFFILIATE                   25,403                 -                  25,403
OTHER LIABILITIES                                                        15,726           (12,944)        (a)       2,782
                                                                     --------------    --------------          ----------------

   TOTAL LIABILITIES                                                    707,642          (188,359)                519,283
                                                                     --------------    --------------          ----------------
MINORITY INTERESTS                                                       40,265           (40,265)        (a)           -
STOCKHOLDERS' EQUITY                                                     21,397           123,565                 144,962
                                                                     --------------    --------------          ----------------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $769,304         $(105,059)             $  664,245
                                                                     ==============    ==============          ================

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.



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


                          ORBITAL SCIENCES CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE QUARTER ENDED MARCH 31, 2001
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                            PRO FORMA
                                                         HISTORICAL        ADJUSTMENTS    NOTES       PRO FORMA
                                                       ---------------    --------------  -----    -----------------

REVENUES                                               $  174,662        $   (72,638)        (c)   $  102,024
Costs of goods sold                                       146,504            (57,022)        (c)       89,482
                                                       ---------------    --------------           -----------------
GROSS PROFIT                                               28,158            (15,616)                  12,542

Research and development expenses                           2,563               (653)        (c)        1,910
Selling, general and administrative expenses               22,290             (9,164)        (c)       13,126
Amortization of goodwill                                    3,291             (1,606)        (c)        1,685
                                                       ---------------    --------------           -----------------
INCOME FROM OPERATIONS                                         14             (4,193)                  (4,179)

Other income (expense), net                                   980               (372)        (c)          608
Interest expense, net of capitalized interest             (10,237)             1,215         (c)       (9,022)
Equity in earnings (losses) of affiliates                  (9,945)               181         (c)       (9,764)
Minority interests                                           (724)               724         (c)            -
                                                       ---------------    --------------           -----------------
LOSS BEFORE PROVISION FOR INCOME TAXES                    (19,912)            (2,445)                 (22,357)

Provision for income taxes                                  1,655             (1,655)        (c)            -

                                                       ---------------    --------------           -----------------
NET LOSS                                               $  (21,567)         $    (790)              $  (22,357)
                                                       ===============    ==============           =================

NET LOSS PER COMMON AND DILUTIVE SHARE                 $    (0.57)                                 $    (0.59)
                                                       ===============                             =================










 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                          ORBITAL SCIENCES CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                        (IN THOUSANDS, EXCEPT SHARE DATA)






                                                                                            PRO FORMA
                                                                        HISTORICAL         ADJUSTMENTS     NOTES      PRO FORMA
                                                                       --------------    ----------------  -----    ---------------
REVENUES                                                               $  725,669        $ (253,474)          (c)   $   472,195
Costs of goods sold                                                       640,531          (196,144)          (c)       444,387
                                                                       --------------    ----------------           ---------------
GROSS PROFIT                                                               85,138           (57,330)                     27,808

Research and development expenses                                          17,355            (4,345)          (c)        13,010
Selling, general and administrative expenses                              112,811           (29,183)          (c)        83,628
Amortization of goodwill                                                   11,639            (5,200)          (c)         6,439
Provision for doubtful ORBCOMM accounts                                    53,713                 -                      53,713
Asset impairment charges                                                   15,911                 -                      15,911
                                                                       --------------    ----------------           ---------------
INCOME (LOSS) FROM OPERATIONS                                            (126,291)          (18,602)                   (144,893)

Other income (expense), net                                                 5,887              (790)          (c)         5,097
Interest expense, net of capitalized interest                             (28,509)            4,471           (c)       (24,038)
Equity in earnings (losses) of affiliates                                (121,482)              492           (c)      (120,990)
Litigation settlement                                                     (11,500)                -                     (11,500)
Gains on sales of assets and subsidiary equity                             72,706                 -                      72,706
Minority interests                                                         (3,244)            3,244           (c)             -
                                                                       --------------    ----------------           ---------------
LOSS BEFORE PROVISION FOR INCOME TAXES AND DISCONTINUED OPERATIONS       (212,433)          (11,185)                   (223,618)

Provision for income taxes                                                 15,791            (5,905)          (c)         9,886

                                                                       --------------    ----------------           ---------------
NET LOSS FROM CONTINUING OPERATIONS                                    $ (228,224)       $   (5,280)                $  (233,504)
                                                                       ==============    ================           ===============

NET LOSS FROM CONTINUING OPERATIONS PER COMMON AND DILUTIVE SHARE      $    (6.09)                                  $     (6.23)
                                                                       ==============                               ===============







 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                          ORBITAL SCIENCES CORPORATION
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The following pro forma adjustments are reflected in the accompanying unaudited pro forma balance sheet and statements of operations:

        (a) Pro forma adjustments to remove MDA's assets and liabilities and the related minority interest from the consolidated balance sheet.

        (b) Pro forma adjustment to reflect the proceeds of $163,670,000 (net of transaction expenses of $5,810,000) from the sales of MDA stock.

        (c) Pro forma adjustments to remove MDA's activity and the related minority interest from the consolidated statement of operations.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ORBITAL SCIENCES CORPORATION


Date:  July 5, 2001             By
                                         --------------------------------------
                                         Garrett E. Pierce
                                         Executive Vice President,
                                         Chief Financial Officer



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